                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 24, 2000
                                                         ----------------

                               Whittman-Hart, Inc.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


           Delaware                       0-28166                36-3797833
----------------------------           ------------         ------------------
(State or Other Jurisdiction           (Commission               (IRS Employer
     of incorporation)                 File Number)         Identification No.)


311 South Wacker Drive, Suite 3500, Chicago, Illinois            60606-6618
-----------------------------------------------------            ----------
     (Address of Principal Executive Offices)                    (Zip Code)


      Registrant's telephone number, including area code (312) 922-9200
                                                         --------------

Item 7 of the Report on Form 8-K dated January 24, 2000 and filed by the Registrant on January 26, 2000 is hereby amended to include the press release attached hereto as Exhibit 99.1.

ITEM 5.    OTHER EVENTS.

On January 24, 2000, Whittman-Hart issued the press release attached as
Exhibit 99.1 to announce its results of operations for the fourth quarter of 1999. The information contained in the press release is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA
           FINANCIAL INFORMATION AND EXHIBITS.

     (c)   Exhibits

           99.1        Press Release dated January 24, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WHITTMAN-HART, INC.

Dated: March 13, 2000                    By:    /s/  Bert B. Young
                                               -------------------------------
                                                    Bert B. Young
                                                    Chief Financial Officer and
                                                    Treasurer

                                  EXHIBIT INDEX

EXHIBIT NO.      EXHIBIT
-----------      -------

99.1             Press Release dated January 24, 2000.
